EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Allstates WorldCargo, Inc. (the "Company") on Form 10-Q for the period ending December 31, 2003 as filed with the Securities and Exchange Commission (the "Report"), I, Sam DiGiralomo, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

           (1) The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

           (2) The information contained in the Report fairly presents, in all material respects, the consolidated financial condition of the company as of the dates presented and the consolidated result of operations of the Company for the periods presented.


Dated: May 14, 2004


/s/ Sam DiGiralomo
------------------------
Sam DiGiralomo
President and Chief Executive Officer



This certification has been furnished solely pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.